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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 1999


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 1999, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 1999-NCD)


                      New Century Mortgage Securities, Inc.
             (Exact name of registrant as specified in its charter)

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           Delaware                  333-76805                33-0852169
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         18400 Von Karman
         Irvine, California                                     92612
         ------------------                                     -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pools

                  On December 21, 1999, a single series of certificates, entitled New Century Home Equity Loan Trust, Series 1999-NCD, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among New Century Mortgage Securities, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer"), Firstar Bank, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). The Certificates consist of two classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed-rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $167,057,047 as of December 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 17, 1999 (the "Mortgage Loan Purchase Agreement") among the Depositor, New Century and NC Capital Corporation. The Class A Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated December 10, 1999 among the Depositor, New Century Mortgage Corporation and the Underwriter.




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                                       -3-



                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                             Initial Certificate
        Class                 Principal Balance                Pass-Through Rate
        -----                 -----------------                -----------------

          A                     $217,580,000                        7.46%

          R               100 % Percentage Interest                  N/A

                  The Certificates, other than the R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 10, 1999, and the Prospectus Supplement, dated December 17, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class R have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



         Exhibit No.                            Description
         -----------                            -----------

             4.1 Pooling and Servicing Agreement, dated as of December 1, 1999, by and among New Century Mortgage Securities, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer, Firstar Bank, N.A. as Trustee and U.S. Bank National Association as Trust Administrator, relating to the Series 1999-NCD Certificates.





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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 17, 1999

                                                 NEW CENTURY MORTGAGE
                                                 SECURITIES, INC.


                                                 By: /s/ Patrick J. Flanagan
                                                     -----------------------
                                                 Name:   Patrick J. Flanagan
                                                 Title:  President





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                                Index to Exhibits
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                                                                   Sequentially
Exhibit No.                   Description                          Numbered Page
-----------                   -----------                          -------------

    4.1        Pooling and Servicing Agreement, dated as of              7
               December 1, 1999, by and among New Century
               Mortgage Securities, Inc. as Depositor, New
               Century Mortgage Corporation as Master
               Servicer, Firstar Bank, N.A. as Trustee and U.S.
               Bank National Association as Trust
               Administrator, relating to the Series 1999-NCD
               Certificates.